UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

SERITAGE GROWTH PROPERTIES

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-37420	38-3976287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Fifth Avenue, Suite 1530
New York, New York		10110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 355-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares of beneficial interest, par value $0.01 per share	SRG	New York Stock Exchange
7.00% Series A cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share	SRG-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described below under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

As previously disclosed in Seritage Growth Properties’ (the “Company”) prior filings with the Securities and Exchange Commission, on November 20, 2024, Seritage Growth Properties L.P. (the “Operating Partnership”), the Company and Berkshire Hathaway Life Insurance Company of Nebraska (“Berkshire Hathaway”) entered into an amendment (the “Amendment”) to the Senior Secured Term Loan Agreement by and among the Operating Partnership as borrower, the Company as parent and guarantor and Berkshire Hathaway as initial lender and administrative agent pursuant to which the Operating Partnership, the Company and Berkshire Hathaway mutually agreed that the Senior Secured Term Loan Agreement may, at the Operating Partnership’s election, be extended for one year from July 31, 2025 (the “Prior Maturity Date”) to July 31, 2026 if the Operating Partnership pays a two percent (2%) extension fee on the then outstanding principal amount as of the Prior Maturity Date (the “Extension Fee”).

On July 28, 2025, the Operating Partnership exercised the extension option, extending the maturity date under the Senior Secured Term Loan Agreement to July 31, 2026, and on July 30, 2025, the Operating Partnership paid Berkshire Hathaway the Extension Fee of $4,000,000 and the Incremental Facility Fee of $4,000,000 in accordance with the terms of the Senior Secured Term Loan Agreement. All other terms under the Senior Secured Term Loan Agreement shall remain unchanged during the extension period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 30, 2025	By:	/s/Matthew Fernand
Matthew Fernand Chief Legal Officer and Corporate Secretary